EXHIBIT 99.1

                              Salvatore J. Zizza
                      Bion Environmental Technologies, Inc.
                         18 East 50th Street, 10th Floor
                              New York, NY  10022
                    Phone:  212-758-2211   Fax:  212-758-7733



February 19, 2003


Mr. David Mitchell
Chairman
Bion Environmental Technologies, Inc.
18 East 50th Street
New York, New York  10022

Dear David:

I herewith tender my resignation from the Board of Directors effective immediately.

It's been a pleasure working with you over the past two years, and I'm available to help you in any way that I can in the future.

Very truly yours,



/s/ Salvatore J. Zizza

Salvatore J. Zizza